SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                April 25, 1998


                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
           (Exact name of the registrant as specified in it's charter)

        2-99554, 33-9518, 33-10349 33-20826, 33-26683, 33-31592 33-35340,
       33-40243, 33-44591 33-49296, 33-49689, 33-52603, 33-54227, 333-4846
                            (Commission File Number)

  Delaware                       333-39665                            75-2006294
(State or other                                                  (I.R.S Employee
jurisdiction of                                              Identification No.)
incorporation)

8400 Normandale Lake Boulevard                                            55437
Minneapolis, Minnesota                                                (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code:
(612) 832-7000


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Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the April 1998 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by GMACM Pennsylvania

Series 1986-1
Series 1986-4

Master Serviced by Residential Funding Corporation

1986-12  1986-15 1987-1 1987-3 1987-4 1987-S2  1987-6 1987-S5  1987-S7  1987-SA1
1988-3A  1988-3B  1988-3C  1988-4B  1989-2  1989-3A  1989-3B  1989-3C  1989-SW1A
1989-SW1B  1989-S1  1989-S2  1989-SW2  1989-4A  1989-4B  1989-S4 1989-5A 1989-5B
1989-7  1990-S1  1990-2 1990-3A  1990-3B  1990-3C 1990-5 1990-6 1990-8  1990-S14
1990-R16 1991-4 1991-R9 1991-S11  1991-R13  1991-R14  1991-20 1991-21A  1991-21B
1991-21C  1991-25A  1991-25B  1991-S30  1992-S1  1992-S2 1992-S3 1992-S4 1992-S5
1992-S6 1992-S7 1992-S8 1992-S9  1992-S10  1992-S11  1992-S12  1992-13  1992-S14
1992-S15 1992-S16 1992-17A 1992-17B 1992-17C 1992-S18 1992-S19 1992-S20 1992-S21
1992-S23 1992-S22 1992-S25 1992-S26 1992-S27 1992-S28 1992-S29 1992-S31 1992-S32
1992-S33 1992-S34 1992-S35 1992-S36 1992-S37 1992-S38 1992-S39 1992-S40 1992-S41
1992-S42  1992-S43  1992-S44  1993-S1  1993-S2  1993-S3  1993-S4 1993-S5 1993-S6
1993-S7 1993-S8 1993-S9 1993-S10  1993-S11  1993-S12  1993-S13  1993-MZ1 1987-S1
1989-4C 1989-4D 1989-4E 1993-S14  1993-S15 1993-19  1993-S16  1993-S17  1993-S18
1993-MZ2 1993-S20 1993-S21 1993-S22 1993-S23 1993-S27 1993-S24 1993-S25 1993-S26
1993-S28 1993-S29 1993-S30 1993-S33 1993-MZ3 1993-S31 1993-S32 1993-S34 1993-S38
1993-S41 1993-S35 1993-S36 1993-S37 1993-S39 1993-S42 1993-S40 1993-S43 1993-S44
1993-S46  1993-S45  1993-S47  1993-S48  1993-S49 1994-S1 1994-S2 1994-S3 1994-S5
1994-S6  1994-RS4 1994-S7 1994-S8 1994-S9 1994-S10  1994-S11  1994-S12  1994-S13
1994-S14  1994-S15 1994-S16 1994-MZ1 1994-S17 1994-S18 1994-S19 1994-S20 1995-S1
1995-S2  1995-S3  1995-S4  1995-S6  1995-S7  1995-S8  1995-R5  1995-S9  1995-S10
1995-S11 1995-S12 1995-S13 1995-S14 1995-S15 1995-S16 1995-S17 1995-S18 1995-S19
1995-S21 1996-S3 1996-S1 1996-S2 1996-S4 1996-S5 1996-S6 1996-S7 1996-S8 1996-S9
1996-S11 1996-S12 1996-S10 1996-S13 1996-S14 1996-S15 1996-S16 1996-S17 1996-S18
1996-S19  1996-S20 1996-S21 1996-S22 1996-S23 1995-R20 1996-S24 1996-S25 1997-S1
1997-S2 1997-S3 1997-S4  1997-S5 1997-S6 1997-S7 1997-S8  1997-QPCR1  1997-QPCR2
1997-S9 1997-S10  1997-S11 1993-1 1997-S12  1997-S13  1997-S14 1997-S15 1997-S16
1997-S17  1997 S-18  1997-S17  1997-QPCR3  1997-S19  1997-S20  1997-S21  1998-S1
1998-S1 1998-S2 1998-S4 1998-S3 1998-S5 1998-S6 1998-S7 1997-S12

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Item 7.  Financial Statements and Exhibits
(a)  See attached monthly reports




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC.

   By:  /s/Davee Olson


 Name:  Davee Olson
Title:  Executive Vice President and
        Chief Financial Officer
Dated: April 25, 1997